NOTES PAYABLE (Schedule Of Maturities Of Long Term Debt) (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
2013		$ 800
2014		800
2015		800
2016		77,500
Total notes payable	$ 92,299	$ 78,546	$ 7,393